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BIMINI CAPITAL MANAGEMENT ANNOUNCES FOURTH QUARTER 2021 RESULTS
VERO BEACH, Fla. (March 10, 2022) – Bimini Capital Management, Inc. (OTCBB:BMNM),

(“Bimini Capital,” “Bimini,” or the
“Company”) today announced results of operations for the three month period ended December 31, 2021.
Fourth Quarter 2021 Highlights
●
Net loss of $0.6 million, or $0.05 per common share
●
Book value per share of $3.08
●
Company to discuss results on Friday, March 11, 2022, at 10:00 AM ET
Management Commentary
Commenting on the fourth quarter results, Robert E. Cauley, Chairman and Chief Executive Officer, said, “The country and economy appear to be on the verge of recovering from the COVID-19 pandemic.

Stimulated by unprecedented monetary and fiscal policy, the
most significant combination of the two since the Second World War, the fading effect of the pandemic is clearly causing the economy to run at unsustainable levels, resulting in very tight labor markets and the highest level of inflation in decades. The Federal Reserve
(the “Fed”) is in the midst of a rapid transformation from accommodation to constraint and will likely begin raising short-term rates at
their meeting in March of 2022.

Currently the market anticipates the Fed will continue to raise rates throughout the year and into 2023,
possibly by as much as 200 basis points.

Further, they are rapidly winding down their asset purchases and will likely stop asset purchases altogether – possibly by the end of the year – as they begin the process of “normalizing” the size of their balance sheet.

The
effect of these developments on interest rates has been a material flattening of the U.S. Treasury curve, whereby short

and
intermediate term rates rise and more so relative to longer maturity U.S. Treasuries. The Russian invasion of Ukraine on February 24,
2022 may cause the Fed to alter their monetary policy decisions over the course of 2022. The outbreak of hostilities has raised the
threat of a more widespread war and will certainly be inflationary, especially with respect to commodities. However, given the level of inflation and strength of the economy at present, such developments would likely have to be severe in order to meaningfully impact the path of monetary policy over the near-term.
“Orchid had another strong quarter growing its shareholders’ equity after raising net proceeds of approximately $115.5 million through
its “at the market” program during the fourth quarter of 2021. Through the end of 2021, Orchid has increased its shareholders’ equity by
approximately $352.8 million, or 85%.

As a result, Bimini Advisor’s advisory services revenue

increased 19% over the third quarter.
Dividend income on our shares of Orchid common stock was unchanged from the third quarter of 2021 and the fourth quarter of 2020
at $0.065 per share per month. In January 2022, Orchid announced it will be reducing its monthly dividend to $0.055 per share.
“The Agency RMBS portfolio at Royal Palm Capital decreased by 6%

during the fourth quarter of 2021, the combined effect of $2.5 million of paydowns, return of investment on the structured securities portfolio of $0.2 million and $0.9 million market to market loss.

Prepayment activity during the quarter was 13.7 CPR for the pass-through portfolio,

a decline from 15.5 CPR in the third quarter, and
35.2 CPR for the structured securities portfolio, an increase from 26.9 CPR for the third quarter.

The combined portfolio prepaid at
21.1 CPR for the fourth quarter versus 18.3 CPR during the third.

The pass-through securities owned by Royal Palm are
predominantly higher coupon and more seasoned, and while rates on the loans underlying theses securities are still in the money and
the economic incentive to refinance is still present, we are finally seeing slower speeds, or burnout. We did see some widening in
spreads of these securities as specified pool pay-ups softened late in the quarter.

As a result, for the fourth quarter of 2021, we

BMNM Announces Fourth Quarter 2021 Results

March 10, 2022
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recorded the mark to market loss mentioned above of $0.8 million on our RMBS pass-through holdings. The price of our Orchid shares
declined by $0.39, or $1.0 million.
“The economic developments that occurred during the fourth quarter have continued,

and in many cases accelerated so far in 2022.

Interest rates have risen materially, and the curve has continued to flatten.

The Fed has indicated they are poised to remove
accommodation at an accelerated pace as well. For Bimini, this means our funding costs are likely to rise materially over the course of
2022 and possibly into 2023.

While longer-term maturities have not risen as much as short and intermediate term rates, they have
risen and refinancing and purchase activity in the residential housing market is likely to slow. If this occurs, it would slow premium
amortization on the Company’s Agency RMBS securities. The net effect of higher funding costs and slower premium amortization will
depend on the extent and timing of both but may reduce the Company’s net interest income.

As always, we will be diligent in the
management of our portfolio so as to minimize the effect of rising funding costs and protect the portfolio from further adverse market
moves, likely via lower leverage.”

Details of Fourth Quarter 2021 Results of Operations
The Company reported net loss of $0.6 million, or $0.05 per common share, for the three-month period ended December 31, 2021.

As
Orchid was able to grow its capital base during the year, advisory service revenues increased approximately 66%

compared to the
three-month period ended December 31, 2020. Interest income on MBS and interest expense on repurchase agreements were down
approximately 14% and 50%, respectively, for the fourth quarter of 2021 compared to the same period in 2020. We recorded mark-to-
market losses of approximately $0.9 million and $1.0 million on our MBS portfolio and Orchid stock, respectively, during the three-
month period ended December 31, 2021. The results for the quarter also included operating expenses of $3.2 million.
Management of Orchid Island Capital, Inc.
Orchid Island Capital, Inc. (“Orchid”) is managed and advised by Bimini.

As manager, Bimini is responsible for administering Orchid’s business activities and day-to-day operations.

Pursuant to the terms of the management agreement, Bimini Advisors provides Orchid
with its management team, including its officers, along with appropriate support personnel.
Bimini also maintains a common stock investment in Orchid which is accounted for under the fair value option, with changes in fair
value recorded in the statement of operations for the current period.

For the three months ended December 31, 2021, Bimini’s
statement of operations included a fair value adjustment of $(1.0) million and dividends of $0.5 million from its investment in Orchid
common stock.

Also during the three months ended December 31, 2021, Bimini recorded

$3.0 million in advisory services revenue for
managing Orchid’s portfolio consisting of $2.6 million of management fees and $0.4 million in overhead reimbursement.

Capital Allocation and Return on Invested Capital
The Company allocates capital between two MBS sub-portfolios, the pass-through MBS portfolio (“PT MBS”) and the structured MBS
portfolio, consisting of interest only (“IO”) and inverse interest-only (“IIO”) securities.

The table below details the changes to the
respective sub-portfolios during the quarter.

Portfolio Activity for the Quarter
Structured Security Portfolio
Pass-Through Interest-Only Inverse Interest
Portfolio Securities Only Securities Sub-total Total
Market Value - September 30, 2021 $ 61,372,233 $ 2,999,175 $ 18,869 $ 3,018,044 $ 64,390,277

BMNM Announces Fourth Quarter 2021 Results

March 10, 2022
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Return of Investment n/a (197,478) (2,880) (200,358) (200,358)
Pay-downs (2,509,429) n/a n/a n/a (2,509,429)
Premium Lost Due to Pay-downs (272,860) n/a n/a n/a (272,860)
Mark to Market (Losses) (561,085) (42,428) (973) (43,401) (604,486)
Market Value - December 31, 2021 $ 58,028,859 $ 2,759,269 $ 15,016 $ 2,774,285 $ 60,803,144
The tables below present the allocation of capital between the respective portfolios at December 31, 2021 and September 30, 2021,
and the return on invested capital for each sub-portfolio for the three month period ended December 31, 2021.

Capital allocation is
defined as the sum of the market value of securities held, less associated repurchase agreement borrowings, plus cash and cash
equivalents and restricted cash associated with repurchase agreements. Capital allocated to non-portfolio assets is not included in the
calculation.
The returns on invested capital in the PT MBS and structured MBS portfolios were approximately (4.6)% and (1.1)%, respectively, for
the fourth quarter of 2021.

The combined portfolio generated a return on invested capital of approximately (3.6)%.
Capital Allocation
Structured Security Portfolio
Pass-Through Interest-Only Inverse Interest
Portfolio Securities Only Securities Sub-total Total
December 31, 2021
Market Value $ 58,028,859 $ 2,759,269 $ 15,016 $ 2,774,285 $ 60,803,144
Cash equivalents and restricted cash
(1)
9,812,410 - - - 9,812,410
Repurchase Agreement Obligations (58,877,999) - - - (58,877,999)
Total
(2)
$ 8,963,270 $ 2,759,269 $ 15,016 $ 2,774,285 $ 11,737,555
% of Total 76.4% 23.5% 0.1% 23.6% 100.0%
September 30, 2021
Market Value $ 61,372,233 $ 2,999,175 $ 18,869 $ 3,018,044 $ 64,390,277
Cash equivalents and restricted cash
(1)
9,544,843 - - - 9,544,843
Repurchase Agreement Obligations (63,159,999) - - - (63,159,999)
Total
(2)
$ 7,757,077 $ 2,999,175 $ 18,869 $ 3,018,044 $ 10,775,121
% of Total 72.0% 27.8% 0.2% 28.0% 100.0%
(1)
Amount excludes restricted cash of $0 and $160 at December 31, 2021 and

September 30, 2021, respectively, related

to trust preferred debt
funding hedges.
(2)
Invested capital includes the value of the MBS portfolio and cash equivalents and restricted cash, reduced by repurchase agreement
borrowings.
Returns for the Quarter Ended December 31, 2021
Structured Security Portfolio
Pass-Through Interest-Only Inverse Interest
Portfolio Securities Only Securities Sub-total Total
Income (net of repo cost) $ 478,466 $ 11,235 $ (5) $ 11,230 $ 489,696
Realized and unrealized (losses) gains (833,944) (42,428) (973) (43,401) (877,345)
$ (355,478) $ (31,193) $ (978) $ (32,171) $ (387,649)
Beginning Capital Allocation 7,757,077 2,999,175 18,869 3,018,044 10,775,121
Return on Invested Capital for the Quarter
(1)
(4.6)% (1.0)% (5.2)% (1.1)% (3.6)%
(1)
Calculated by dividing the Total

Return by the Beginning Capital Allocation, expressed as a percentage.

BMNM Announces Fourth Quarter 2021 Results

March 10, 2022
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Prepayments
For the fourth quarter of 2021, the Company received approximately $2.7 million in scheduled and unscheduled principal repayments
and prepayments, which equated to a constant prepayment rate (“CPR”)

of approximately 21.1% for the fourth quarter of 2021.

Prepayment rates on the two MBS sub-portfolios were as follows (in CPR):

PT Structured
MBS Sub- MBS Sub- Total
Three Months Ended Portfolio Portfolio Portfolio
December 31, 2021 13.7 35.2 21.1
September 30, 2021 15.5 26.9 18.3
June 30, 2021 21.0 31.3 21.9
March 31, 2021 18.5 16.4 18.3
December 31, 2020 12.8 24.5 14.4
September 30, 2020 13.0 32.0 15.8
June 30, 2020 12.4 25.0 15.3
March 31, 2020 11.6 18.1 13.7
Portfolio
The following tables summarize the MBS portfolio as of December 31, 2021 and

2020.

($ in thousands)
Weighted
Percentage Average
of Weighted Maturity
Fair Entire Average in Longest
Asset Category Value Portfolio Coupon Months Maturity
December 31, 2021
Fixed Rate MBS $ 58,029 95.4% 3.69% 330 1-Sep-51
Interest-Only Securities 2,759 4.6% 2.86% 306 15-May-51
Inverse Interest-Only Securities 15 0.0% 5.90% 209 15-May-39
Total Mortgage Assets $ 60,803 100.0% 3.41% 329 1-Sep-51
December 31, 2020
Fixed Rate MBS $ 64,902 99.6% 3.89% 333 1-Aug-50
Interest-Only Securities 251 0.4% 3.56% 299 15-Jul-48
Inverse Interest-Only Securities 25 0.0% 5.84% 221 15-May-39
Total Mortgage Assets $ 65,178 100.0% 3.89% 333 1-Aug-50
($ in thousands)
December 31, 2021 December 31, 2020
Percentage of Percentage of
Agency Fair Value Entire Portfolio Fair Value Entire Portfolio
Fannie Mae $ 39,703 65.3% $ 38,946 59.8%
Freddie Mac 21,100 34.7% 26,232 40.2%
Total Portfolio $ 60,803 100.0% $ 65,178 100.0%

BMNM Announces Fourth Quarter 2021 Results

March 10, 2022
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Entire Portfolio
December 31, 2021 December 31, 2020
Weighted Average Pass-Through Purchase Price $ 109.33 $ 109.51
Weighted Average Structured Purchase Price $ 4.81 $ 4.28
Weighted Average Pass-Through Current Price $ 109.30 $ 112.67
Weighted Average Structured Current Price $ 9.87 $ 3.20
Effective Duration
(1)
2.103 3.309
(1)
Effective duration of 2.103 indicates that an interest rate increase of

1.0% would be expected to cause a 2.103% decrease in the value of the
MBS in the Company’s investment portfolio at December 31, 2021.

An effective duration of 3.309 indicates that an interest rate increase of
1.0% would be expected to cause a 3.309% decrease in the value of the MBS in the

Company’s investment portfolio at December 31,

2020.
These figures include the structured securities in the portfolio but not the effect of the Company’s hedges. Effective duration

quotes for
individual investments are obtained from The Yield Book, Inc.
Financing, Leverage and Liquidity
As of December

31, 2021,

the Company

had outstanding

repurchase

obligations

of approximately

$58.9 million

with a net

weighted
average borrowing

rate of 0.14%.

These agreements

were collateralized

by MBS with

a fair value,

including

accrued interest,

of
approximately

$61.0 million,

and cash pledged

to counterparties

of approximately

$1.4 million.

At December

31, 2021,

the Company’s
liquidity

was approximately

$8.4 million,

consisting

of unpledged

MBS and cash

and cash equivalents.
We may pledge

more of our

structured

MBS as part

of a repurchase

agreement

funding,

but retain

cash in lieu

of acquiring

additional
assets.

In this way, we

can, at a

modest cost,

retain higher

levels of

cash on hand

and decrease

the likelihood

we will have

to sell assets
in a distressed

market in

order to

raise cash.

Below is

a listing

of outstanding

borrowings

under repurchase

obligations

at December

31,
2021.
($ in thousands)
Repurchase Agreement Obligations
Weighted Weighted
Total Average Average
Outstanding % of
Borrowing

Amount Maturity
Counterparty Balances Total Rate at Risk
(1)
(in Days)
Mirae Asset Securities (USA) Inc. $ 34,205 58.1% 0.13% $ 1,844 15
ED&F Man Capital Markets, Inc. 11,996 20.4% 0.11% 417 14
South Street Securities, LLC 5,352 9.1% 0.15% 254 18
Citigroup Global Markets, Inc. 5,120 8.7% 0.15% 544 21
Mitsubishi UFJ Securities (USA), Inc. 2,205 3.7% 0.52% 461 20
$ 58,878 100.0% 0.14% $ 3,520 16
(1)
Equal to the

fair value of

securities sold

plus accrued

interest receivable

and cash posted

as collateral

(if any), minus

the sum of repurchase
agreement liabilities

and accrued

interest payable.
Book Value Per

Share
The Company's

Book Value Per

Share at

December

31, 2021 was

$3.08.

The Company

computes Book

Value Per Share

by dividing

total
stockholders'

equity by

the total

number of

shares outstanding

of the Company's

Class A Common

Stock. At

December

31, 2021,

the
Company's

stockholders’

equity was

$33.0 million

with 10,702,194

Class A Common

shares outstanding.

BMNM Announces Fourth Quarter 2021 Results

March 10, 2022
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Stock Repurchase

Plans
On March 26,

2018, the

Board of

Directors

of the Company

approved

a Stock Repurchase

Plan (the

“2018 Repurchase

Plan”).

Pursuant
to the 2018

Repurchase

Plan, we

could purchase

up to 500,000

shares of

the Company’s

Class A Common

Stock from

time to time,
subject to

certain limitations

imposed by

Rule 10b-18

of the Securities

Exchange

Act of 1934.

The 2018

Repurchase

Plan was terminated
on September

16, 2021.

During the

period beginning

January 1,

2021 through

September

16, 2021,

the Company

repurchased

a total of

1,195 shares

under the
2018 Repurchase

Plan at an

aggregate

cost of approximately

$2,298, including

commissions

and fees,

for a weighted

average price

of
$1.92 per

share. From

commencement

of the 2018

Repurchase

Plan, through

its termination,

the Company

repurchased

a total of

71,598
shares at

an aggregate

cost of approximately

$169,243,

including

commissions

and fees,

for a weighted

average price

of $2.36

per share.

On September

16, 2021,

the Board

authorized

a share repurchase

plan pursuant

to Rule 10b5-1

of the Securities

Exchange

Act of 1934
(the “2021

Repurchase

Plan”). Pursuant

to the 2021

Repurchase

Plan, we

may purchase

shares of

our Class

A Common

Stock from

time
to time for

an aggregate

purchase

price not

to exceed

$2.5 million.

Share repurchases

may be executed

through various

means, including,
without limitation,

open market

transactions.

The 2021

Repurchase

Plan does

not obligate

the Company

to purchase

any shares,

and it
expires on

September

16, 2023.

The authorization

for the 2021

Repurchase

Plan may

be terminated,

increased

or decreased

by the
Company’s Board

of Directors

in its discretion

at any time.

From the

commencement

of the 2021

Repurchase

Plan, through

December

31,
2021, we

repurchased

a total of

92,287 shares

at an aggregate

cost of approximately

$192,905,

including

commissions

and fees,

for a
weighted

average price

of $2.09

per share.

Subsequent

to December

31, 2021,

and through

March 10,

2022, the

Company repurchased

a
total of

170,422 shares

at an aggregate

cost of approximately

$343,732,

including

commissions

and fees,

for a weighted

average price

of
$2.02 per

share.
Summarized

Financial

Statements
The following

is a summarized

presentation

of the unaudited

consolidated

balance sheets

as of December

31, 2021,

and 2020,

and the
unaudited

consolidated

statements

of operations

for the calendar

quarters

and years

ended December

31, 2021

and 2020.

Amounts
presented

are subject

to change.
BIMINI CAPITAL MANAGEMENT,

INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited - Amounts Subject to Change)
December 31, 2021 December 31, 2020
ASSETS
Mortgage-backed securities $ 60,803,144 $ 65,178,231
Cash equivalents and restricted cash 9,812,410 10,911,357
Investment in Orchid Island Capital, Inc. 11,679,107 13,547,764
Accrued interest receivable 229,942 202,192
Deferred tax assets, net 35,036,312 34,668,467
Other assets 4,523,726 4,192,558
Total Assets $ 122,084,641 $ 128,700,569
LIABILITIES AND EQUITY
Repurchase agreements $ 58,877,999 $ 65,071,113

BMNM Announces Fourth Quarter 2021 Results

March 10, 2022
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Junior subordinated notes 27,438,976 27,612,781
Other liabilities 2,767,816 1,528,826
Total Liabilities 89,084,791 94,212,720
Stockholders' equity

32,999,850 34,487,849
Total Liabilities and

Equity
$ 122,084,641 $ 128,700,569
Class A Common Shares outstanding 10,702,194 11,608,555
Book value per share $ 3.08 $ 2.97

BMNM Announces Fourth Quarter 2021 Results

March 10, 2022
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BIMINI CAPITAL MANAGEMENT,

INC.
CONSOLIDATED STATEMENTS

OF OPERATIONS
(Unaudited - Amounts Subject to Change)
Years Ended Three Months Ended

December 31,
December 31,
2021 2020 2021 2020
Advisory services $ 9,788,340 $ 6,795,072 $ 3,030,541 $ 1,825,929
Interest and dividend income 4,261,596 5,516,733 1,017,044 1,102,658
Interest expense (1,112,973) (2,224,141) (270,470) (300,470)
Net revenues 12,936,963 10,087,664 3,777,115 2,628,117
(Losses) gains (4,744,032) (10,279,321) (1,889,383) 424,608
Expenses 8,285,362 6,666,901 3,151,796 1,660,107
Net loss before income tax benefit (92,431) (6,858,558) (1,264,064) 1,392,618
Income tax benefit (367,845) (1,369,416) (704,234) (10,665,275)
Net income (loss) $ 275,414 $ (5,489,142) $ (559,830) $ 12,057,893
Basic and Diluted Net income (loss) Per Share of:
CLASS A COMMON STOCK $ 0.02 $ (0.47) $ (0.05) $ 1.04
CLASS B COMMON STOCK $ 0.02 $ (0.47) $ (0.05) $ 1.04
Consolidated
Three Months Ended December 31,
Key Balance Sheet Metrics 2021 2020
Average MBS
(1)
$ 62,596,709 $ 69,161,379
Average repurchase agreements
(1)
61,018,999 67,878,143
Average equity
(1)
32,449,980 28,458,902
Key Performance Metrics
Average yield on MBS
(2)
3.27% 3.45%
Average cost of funds
(2)
0.14% 0.25%
Average economic cost of funds
(3)
4.77% 3.88%
Average interest rate spread
(4)
3.13% 3.20%
Average economic interest rate spread
(5)
(1.50)% (0.43)%
(1)
Average MBS,

repurchase agreements

and stockholders’

equity balances

are calculated

using two data

points, the

beginning and

ending
balances.

(2)
Portfolio yields

and costs of

funds are calculated

based on the

average balances

of the underlying

investment portfolio/repurchase

agreement
balances and

are annualized

for the quarterly

periods presented.
(3)
Represents interest

cost of our

borrowings and

the effect of

derivative agreements

attributed to

the period related

to hedging activities,

divided
by average

repurchase agreements.
(4)
Average interest

rate spread is

calculated by

subtracting

average cost

of funds from

average yield

on MBS.
(5)
Average economic

interest rate

spread is calculated

by subtracting

average economic

cost of funds

from average

yield on MBS.
About Bimini

Capital Management,

Inc.
Bimini Capital

Management,

Inc. is an

asset manager

that invests

primarily

in residential

mortgage-related

securities

issued by

the Federal
National

Mortgage

Association

(Fannie Mae),

the Federal

Home Loan Mortgage

Corporation

(Freddie

Mac) and

the Government

National
Mortgage

Association

(Ginnie Mae).

BMNM Announces Fourth Quarter 2021 Results

March 10, 2022
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Through our

wholly-owned

subsidiary, Bimini

Advisors Holdings,

LLC ("Bimini

Advisors"),

we serve

as the external

manager

of Orchid
Island Capital,

Inc. ("Orchid").

Orchid is

a publicly-traded

real estate

investment

trust (NYSE:

ORC).

Orchid is

managed to

earn returns

on
the spread

between the

yield on its

assets and

its costs,

including

the interest

expense on

the funds

it borrows.

As Orchid’s

external
manager, Bimini

Advisors receives

management

fees and

expense reimbursements

for managing

Orchid's investment

portfolio

and day-
to-day operations.

Pursuant

to the terms

of the management

agreement,

Bimini Advisors

provides

Orchid with

its management

team,
including its

officers, along

with appropriate

support personnel.

Bimini Advisors

is at all

times subject

to the supervision

and oversight

of
Orchid's board

of directors

and has

only such

functions

and authority

as are delegated

to it.
We also manage

the portfolio

of our wholly-owned

subsidiary, Royal

Palm Capital,

LLC (“Royal

Palm”). Royal

Palm is managed

with an
investment

strategy

similar to

that of Orchid.

Bimini Capital

Management,

Inc. and

its subsidiaries

are headquartered

in Vero Beach,
Florida.
Forward Looking

Statements
Statements

herein relating

to matters

that are

not historical

facts are

forward-looking

statements

as defined

in the Private

Securities
Litigation

Reform Act

of 1995. The

reader is

cautioned

that such

forward-looking

statements

are based

on information

available

at the time
and on management's

good faith

belief with

respect to

future events,

and are subject

to risks

and uncertainties

that could

cause actual
performance

or results

to differ materially

from those

expressed

in such forward-looking

statements.

Important

factors that

could cause
such differences

are described

in Bimini

Capital Management,

Inc.'s filings

with the

Securities

and Exchange

Commission,

including

Bimini
Capital Management,

Inc.'s most

recent Annual

Report on

Form 10-K and

Quarterly

Reports on

Form 10-Q.

Bimini Capital

Management,
Inc. assumes

no obligation

to update

forward-looking

statements

to reflect

subsequent

results,

changes in

assumptions

or changes

in
other factors

affecting forward-looking

statements.
Earnings

Conference

Call Details
An earnings

conference

call and

live audio

webcast will

be hosted

Friday, March 11, 2022,

at 10:00

AM ET. Participants

can receive

dial-in
information

via email

by following

the link:
https://www.incommglobalevents.com/registration/q4inc/9945/bimini-capital-fourth-quarter-
earnings-conference-call/
A live audio

webcast of

the conference

call can be

accessed

at
https://events.q4inc.com/attendee/416889295

or via the

investor

relations
section of

the Company’s

website

at
https://ir.biminicapital.com
. An audio

archive of

the webcast

will be available

for approximately

one
year.
CONTACT:
Bimini Capital

Management,

Inc.
Robert E.

Cauley, 772-231-1400
Chairman

and Chief

Executive

Officer
https://ir.biminicapital.com